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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form S-4 of Solectron Corporation of our report dated November 29, 2000 relating to the consolidated financial statements of Kavlico Corporation, which appear in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Century City, California
October 9, 2001